UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 9, 2006

COMPUTER SOFTWARE INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-34144	98-0216911
(Commission File Number)	(IRS Employer Identification No.)

1661 East Main Street, Easley, South Carolina	29640
(Address of principal executive offices)	(Zip Code)

(864) 855-3900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

(a) Registration Rights Waiver Extension Letter

On February 10, 2005, Computer Software Innovations, Inc. (the “Company”) and Barron Partners LP (“Barron”) entered into a registration rights agreement (the “Registration Rights Agreement”) whereby the Company is obligated to register the resale of shares of its common stock underlying the shares of preferred stock and warrants held by Barron. Among other things, the Registration Rights Agreement required that the Company use its best efforts to cause its registration statement to be declared effective by June 11, 2005, or be subject to liquidated damages. The Registration Rights Agreement was previously disclosed in the Company’s Current Report on Form 8-K filed on February 16, 2005. The parties’ November 7, 2005 amendment to the Registration Rights Agreement was disclosed on a Current Report on Form 8-K filed on November 14, 2005.

The Company and Barron have, on four previous occasions (June 6, 2005; July 8, 2005; August 16, 2005; and September 30, 2005), agreed to extend the required effective date for the registration statement. The most recent extension provided for a required effectiveness date of November 30, 2005. The four previous extensions were disclosed in Current Reports on Form 8-K filed on June 9, 2005; July 13, 2005; the Company’s Quarterly Report on Form 10-QSB filed on August 22, 2005; and a Current Report on Form 8-K filed on October 12, 2005.

On January 9, 2005, the Company and Barron entered into a letter agreement further extending the required effective date of the registration statement to January 31, 2006. A copy of the letter agreement is filed as Exhibit 10.1 and incorporated herein by reference.

(b) Renewal of Cisco Indirect Channel Partner Agreement

On January 9, 2006, the Company renewed its Indirect Channel Partner Agreement (the “Agreement”) with Cisco Systems, Inc. (“Cisco”). The Agreement grants the Company a limited, nonexclusive, revocable license to purchase and/or license Cisco services and products from authorized distributors and to resell those services and products, including all proprietary rights embodied or contained therein, directly to end users. The prices that the Company pays for Cisco services and products are set by the authorized distributors. The Agreement will expire January 9, 2007. The Agreement is filed as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
10.1	Letter Agreement by and between the Company and Barron Partners LP dated January 9, 2006

10.2	Indirect Channel Partner Agreement by and between the Company and Cisco Systems, Inc. dated January 9, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER SOFTWARE INNOVATIONS, INC.

By:	/s/ Nancy K. Hedrick
Name:	Nancy K. Hedrick
Title:	President and CEO

Dated: January 11, 2006

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Letter Agreement by and between the Company and Barron Partners LP dated January 9, 2006

10.2	Indirect Channel Partner Agreement by and between the Company and Cisco Systems, Inc. dated January 9, 2006

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